UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2017

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 15, 2017, Noble Energy, Inc. (the “Company”) completed its previously announced underwritten public offering of $600,000,000 aggregate principal amount of its 3.850% Notes due 2028 (the “2028 Notes”) and $500,000,000 aggregate principal amount of the Company’s 4.950% Notes due 2047 (the “2047 Notes” and together with the 2028 Notes, the “Notes”).

The Notes were issued pursuant to the Seventh Supplemental Indenture dated as of August 15, 2017 (the “Supplemental Indenture”), to the Indenture dated as of February 27, 2009 between the Company and Wells Fargo Bank, National Association as trustee. The Notes are unsubordinated and unsecured obligations of the Company. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3 (No. 333-209573) (the “Registration Statement”) which was filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective on February 17, 2016. The terms of the Notes are further described in the Company’s prospectus supplement dated August 8, 2017, as filed with the SEC under Rule 424(b)(2) of the Act on August 10, 2017 (the “Prospectus Supplement”).

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 8.01. Other Events.

On August 14, 2017, the Company issued a press release announcing the results of its tender offer for any and all of its outstanding $1 billion aggregate principal amount of 8.25% Senior Notes due 2019 (the “2019 Notes”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report shall not constitute an offer to purchase or a solicitation of an offer to sell any securities and shall not constitute a notice of redemption under the indenture governing the 2019 Notes. Such notice is being made in accordance with the provisions of the indenture governing such notes.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

4.1
Seventh Supplemental Indenture dated as of August 15, 2017, to Indenture dated as of February 27, 2009 between Noble Energy, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to senior debt securities of Noble Energy, Inc. (including the form of 2028 Notes and 2047 Notes).

5.1	Opinion of Akin Gump Strauss Hauer & Feld, LLP.
23.1	Consent of Akin Gump Strauss Hauer & Feld, LLP (included as Exhibit 5.1 hereto).
99.1	Press release dated August 14, 2017 announcing tender offer results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	August 15, 2017	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1
Seventh Supplemental Indenture dated as of August 15, 2017, to Indenture dated as of February 27, 2009 between Noble Energy, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to senior debt securities of Noble Energy, Inc. (including the form of 2028 Notes and 2047 Notes).

5.1	Opinion of Akin Gump Strauss Hauer & Feld, LLP.
23.1	Consent of Akin Gump Strauss Hauer & Feld, LLP (included as Exhibit 5.1 hereto).
99.1	Press release dated August 14, 2017 announcing tender offer results.